UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2016

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      Other Events

On  August  15,  2016  iGambit  Inc.   (the  ‘Company”),  entered  into  a  Letter  of  Intent  (the  “LOI”)

with  EncounterCare  Solutions  Inc.  (ECSL),  an  Energy  and  Healthcare  company that  operates  its business  through  three  divisions,  the  Energy  Division,  the  Healthcare  Technology  Division  and

the Healthcare Services Division.

Pursuant   to   the   LOI,   at   closing,   iGambit   Inc.   (“iGambit”)   will   acquire   certain   assets   of

EncounterCare   Solutions   Inc.   (EncounterCare),   including   its   CyberCare   Health   Network

Division  and  will  assume  certain  specifically  identified  operating  liabilities  of  EncounterCare.

Payment  for  the  acquisition  will  be  made  in  the  form  of  sixty  million  (60,000,000)  shares  of

iGambit common stock.

The LOI has certain binding and non-binding obligations, including the acquisition consideration which  is  subject  to  adjustment  and  the  transaction  is  subject  to  various  conditions  to  closing,

including  satisfactory  completion  of  due  diligence,  approval  of  the  Company’s  shareholders,  if

required,   and   definitive   documentation.     There   can   be   no   assurance   that   the   transactions

contemplated  by  the  LOI  will  be  consummated.  The  LOI  and  this  Current  Report  on  Form  8-K do not  constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and  no  offer  or  sale  of  such  securities  will  be  made  in  any  jurisdiction  where  it  would  be unlawful to do so.

ITEM 7.01      Regulation FD Disclosure

On August 15, 2016, the Company issued a press release announcing the LOI, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d)     Exhibits

The following Exhibits are filed as part of this Report:

99.1     Press Release related to Announcement of Letter of Intent dated August 15, 2016.

Forward–Looking Statements

This   report   regarding   the   Company’s   business   and   operations   includes   “forward-looking

statements”  within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1996.  Such

statements  consist  of any statement  other than  a  recitation  of historical  fact  and  can  be  identified by  the  use  of  forward-looking  terminology  such  as  “may,”  “expect,”  “anticipate,”  “intend”  or

“estimate”  or  the  negative  thereof  or  other  variations  thereof  or  comparable  terminology.  The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties  that  could  cause  actual  events  or results  to  differ from those  referred  to  in  such forward-looking statements.  This  disclosure  highlights  some  of  the  important  risks  regarding the

Company’s  business.  The  primary  risk  attributable  to  the  Company  is  its  ability  to  attract  fresh and  continued  capital  to  execute  its  comprehensive  business  strategy.  There  may  be  additional risks  associated  with  the  integration  of  businesses  following  an  acquisition,  concentration  of

revenue   from   one   source,   competitors   with   broader   product   lines   and   greater   resources,

emergence  into  new  markets,  the  termination  of  any  of  the  Company’s  significant  contracts  or partnerships,  the  Company’s  ability  to  comply  with  its  senior  debt  agreements,  the  Company’s inability  to  maintain  working  capital  requirements  to  fund  future  operations,  or  the  Company’s ability  to  attract  and  retain  highly  qualified  management,  technical  and  sales  personnel, and  the other factors identified by us from time to time in the Company’s filings with the SEC. However,

the   risks   included   should   not   be   assumed   to   be   the   only   things   that   could   affect   future

performance.  We  may  also  be  subject  to  disruptions,  delays  in  collections,  or  facilities  closures caused by potential or actual acts of terrorism or government security concerns.

All  forward-looking  statements  included  in  this  document  are  made  as  of  the  date  hereof,  based on  information  available  to  us  as  of  the  date  thereof,  and  we  assume  no  obligation  to  update  any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 15, 2016

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer

Exhibit Index

Exhibit No.     Description

99.1     Press Release related to Announcement of Letter of Intent dated August 15, 2016.

1